                                                                   EXHIBIT 10.18

                       INTEGRATED CIRCUIT SYSTEMS, INC.

                               VOTING AGREEMENT
                               ----------------

     THIS VOTING AGREEMENT (this "Agreement") is made as of May 11, 1999, by and
                                  ---------
among Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), each of the Persons listed on Schedule I attached hereto (the "Bain
 -------                                  ----------                       ----
Stockholders"), each of the Persons listed on Schedule II attached hereto (the
------------                                  -----------
"Bear Stearns Stockholders") and each of the Persons listed on Schedule III
 -------------------------                                     ------------
attached hereto (the "Executive Stockholders").  The Bain Stockholders, the Bear
                      ----------------------
Stearns Stockholders and the Executive Stockholders are collectively referred to as the "Stockholders" and individually as a "Stockholder".
        ------------                         -----------

     WHEREAS, as of the date hereof, (i) the Bain Stockholders' and the Bear Stearns Stockholders' shares of common stock of ICS Merger Corp., a Pennsylvania corporation ("ICS"), will be converted into shares of the Company's Class A
              ---
Common Stock, par value $.01 per share, Class B Common Stock, par value $.01 per share, and Class L Common Stock, par value $.01 per share (collectively, the "Common Stock") pursuant to a Merger Agreement, dated as of January 20, 1999,
 ------------
between ICS and the Company (as amended, the "Merger Agreement"), and (ii) the
                                              ----------------
Executive Stockholders will acquire shares of Common Stock by exchanging existing shares of capital stock of the Company for shares of Common Stock pursuant to the terms of (x) the Merger Agreement and (y) Executive Stock Agreements executed by the Company and each of the Executive Stockholders.

     WHEREAS, the Company and the Stockholders desire to enter into this Agreement for the purposes of establishing the composition of the Company's Board of Directors (the "Board").
                         -----

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Board of Directors.
          ------------------

     (a) From and after the Closing (as defined in the Merger Agreement), each Stockholder shall vote all of his voting shares of Common Stock and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) the authorized number of directors on the Board shall be established at six (6) directors;

          (ii)  the following individuals shall be elected to the Board:

                (A) 1 representative designated by Bain Capital Fund VI, L.P.;

                (B) 1 representative designated by BCIP Associates II together with BCIP Associates II-B;

                (C) 1 representative designated by BCIP Trust Associates II;

                (D) 1 representative designated by the Bear Stearns Stockholders, which representative shall initially be John D. Howard;

                (E) The chief executive officer of the Company; and

                (F) Henry I. Boreen ("Boreen"), so long as he continues to own at least 50% of the Common Stock he owns on a fully diluted basis as of the date hereof (with it being understood that at such time as the condition in clause (F) hereof is no longer satisfied, the Stockholders shall consider appointing a member of the Company's management then party to an Executive Stock Agreement, an Executive Stock Purchase Agreement, or Executive Stock and Option Agreement, in each case executed as of the date hereof, or any other Person not affiliated with the Bain Stockholders or the Bear Stearns Stockholders, to fill the Board seat previously held by Boreen);

          (iii) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") shall be as determined by majority
                                ---------
     vote of the Board; provided that at the request of the Bain Stockholders or
                        -------- ----
     if the Bain Stockholders otherwise designate more than one member on any Sub Board, the composition of the Sub Board shall be the same as that of the Board;

          (iv) any committees of the Board or a Sub Board shall be created only upon the approval of a majority of the members of the Board;

          (v) the removal from the Board or a Sub Board (with or without cause) of any representative designated hereunder by the Bain Stockholders shall be at the Bain Stockholders' written request, but only upon such written request and under no other circumstances (in each case, determined on the basis of a vote of the holders of a majority of the Common Stock held by the Bain Stockholders);

          (vi) the removal from the Board or a Sub Board (with or without cause) of any representative designated hereunder by the Bear Stearns Stockholders shall be at the Bear Stearns Stockholders' written request, but only upon such written request and under no other circumstances (in each case, determined on the basis of a vote of the holders of a majority of the Common Stock held by the Bear Stearns Stockholders); and

          (vii) in the event that any representative designated hereunder by the Bain Stockholders or the Bear Stearns Stockholders ceases to serve as a member of the Board or a Sub Board during his term of office, the resulting vacancy on the Board or the Sub Board shall be filled by a representative designated by the Bain Stockholders or the Bear Stearns Stockholders, as the case may be, as provided hereunder.

          (viii) the chief executive officer of the Company shall resign his position as a member of the Board not later than 10 days after he ceases to be employed by the Company as the Chief Executive Officer for any reason; and

          (ix) Boreen shall resign his position as a member of the Board not later than 10 days after he ceases to own at least 50% of the Common Stock he owns on a fully diluted basis as of the date hereof (with it being understood that Boreen may not be removed from the Board or any Sub Board other than pursuant to this clause (ix) or for death or disability).

     (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof.

     (c) If (and for so long as) any party fails to designate a representative to fill a directorship pursuant to the terms of this Section 1 or a vacancy otherwise exists, the election of a person to such directorship shall be accomplished in accordance with the Company's or its Subsidiaries' bylaws and applicable law; provided that the parties shall take all necessary actions to remove such individual if the party or parties which failed (and are otherwise entitled) to designate such director so directs; provided further that no
                                                 -------- -------
affiliate of the Bain Stockholders or the Bear Stearns Stockholders shall be appointed to fill a vacancy created by the resignation of Boreen.

     2.   Notices.  Any notice provided for in this Agreement must be in writing
          -------
and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

     To the Company:

          Integrated Circuit Systems, Inc.
          2435 Boulevard of the Generals
          Valley Forge, Pennsylvania 19482
          Attn: President

     With a copy to:

          Pepper Hamilton LLP
          3000 Two Logan Square
          18/th/ and Arch Streets
          Philadelphia, PA 19103
          Facsimile: (215) 981-4750
          Attn: Robert A. Friedel

     and

          Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn: David Dominik
                Michael Krupka
                Yoo Jin Kim

     and

          ICST Acquisition Corp.
          c/o Bear, Stearns & Co. Inc.
          245 Park Avenue, 20/th/ Floor
          New York, New York 10167
          Attn: John Howard
                Bodil M. Arlander

     and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn: Jeffrey Hammes, P.C.
                Jeffrey Seifman
     and

          Kirkland & Ellis
          655 Fifteenth Street, N.W.
          Washington, D.C. 20005
          Attn: Richard L. Perkal

     To Executive Stockholders:

          at each Executive's last address
          on the records of the Company

or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     3.   Termination.  This Agreement shall terminate and be of no further
          -----------
force and effect upon the earlier of (i) consummation of the initial sale by the Company of any class or classes of the Common Stock in an offering registered under the Securities Act of 1933, as amended from time to time (other than an offering made solely in connection with a business acquisition or combination or an employee benefit plan) where the aggregate gross proceeds received by the Company and its stockholders in such initial sale or series of such sales in the aggregate are in excess of $50 million, or (ii) the date on which the Bain Stockholders and their Affiliates no longer hold at least 50% of the Common Stock (as adjusted to reflect stock splits, stock dividends, stock combinations or recapitalizations) that they hold as of the date hereof.

     4.   Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     5.   Complete Agreement.  This Agreement embodies the complete agreement
          ------------------
and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     6.   Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     7.   Successors and Assigns; Transfer.  This Agreement is intended to bind
          --------------------------------
and inure to the benefit of and be enforceable by the Company, the Bain Stockholders, the Bear Stearns Stockholders, the Executive Stockholders and their respective successors and assigns; provided that the Executive Stockholders may not assign any of their rights hereunder without the written consent of the Bain Stockholders.

     8.   Governing Law.  The corporate law of the Commonwealth of Pennsylvania
          -------------
shall govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the Commonwealth of Pennsylvania.

     9.   Remedies.  The parties hereto acknowledge and agree that money damages
          --------
may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

     10.  Amendments and Waivers.  Any provision of this Agreement may be
          ----------------------
amended or waived upon the prior written consent of the Stockholders holding a majority of the outstanding voting common stock of the Company; provided that
                                                                -------- ----
Section 1 of this Agreement may not be amended in a manner adverse to the Bain Stockholders without the prior written consent of the Bain Stockholders or (other than to increase the size of the Board by one member) in a manner adverse to the Bear Stearns Stockholders, or otherwise reduce or diminish any rights that are applicable to the Bear Stearns Stockholders unless the same rights applicable to the Bain Stockholders are reduced or diminished in the same manner without the prior written consent of the Bear Stearns Stockholders; provided
                                                                    --------
further that if, at any time as a result of rules, regulations, interpretations
-------
or promulgations adopted or modified by the FASB or other governmental agency, the Company would no longer be able to be a part of a business combination, commencing on or after the second anniversary of the date hereof, that would qualify for pooling of interests accounting treatment, the parties hereto will take such action requested by the Bain Stockholders to increase the Board by one member and to amend the restrictions contained in the Articles of Incorporation with respect to the conversion of Class B Common Stock into Class A Common Stock, and take such other actions as the Bain Stockholders may reasonably request in connection therewith.


                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the day and year first above written.


                                   THE COMPANY:
                                   -----------

                                   INTEGRATED CIRCUIT SYSTEMS, INC.

                                   By: /s/ Hock E. Tan
                                       --------------------------------
                                   Name:
                                   Its:


                     [Signature Page to Voting Agreement]

                              BAIN STOCKHOLDERS:
                              -----------------

                              BAIN CAPITAL FUND VI, L.P.

                              By:   Bain Capital Partners VI, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors VI, Inc.
                              Its:  General Partner

                              By:   /s/ Michael Krupka
                                  ---------------------------------------
                              Name: Michael Krupka
                              Its:  Managing Director


                              BCIP TRUST ASSOCIATES II


                              By:   /s/ Michael Krupka
                                   ---------------------------------------



                              BCIP TRUST ASSOCIATES II-B


                              By:   /s/ Michael Krupka
                                   ---------------------------------------


                              BCIP ASSOCIATES II

                              By:   /s/ Michael Krupka
                                   ---------------------------------------


                              BCIP ASSOCIATES II-B

                              By:   /s/ Michael Krupka
                                   ---------------------------------------

                     [Signature Page to Voting Agreement]

                              BAIN STOCKHOLDERS:
                              -----------------

                              BCIP ASSOCIATES II-C

                              By:   /s/ Michael Krupka
                                   -------------------------------------

                              PEP INVESTMENTS PTY LTD.

                              By:   /s/ Michael Krupka
                                   -------------------------------------

                     [Signature Page to Voting Agreement]

                              BAIN STOCKHOLDERS:
                              -----------------

                              RANDOLPH STREET PARTNERS II

                              By:   /s/ Jeffrey Seifman
                                    ------------------------------
                              Its:
                                    ------------------------------

                              RANDOLPH STREET PARTNERS 1998
                              DIF, L.L.C.

                              By:   /s/ Jeffrey Seifman
                                    ------------------------------
                              Its:
                                    ------------------------------

                     [Signature Page to Voting Agreement]

                              BEAR STEARNS STOCKHOLDERS:
                              -------------------------

                              ICST ACQUISITION CORP.

                              By:  /s/ Bodil Arlander
                                  ------------------------------
                              Its:
                                   -----------------------------

                     [Signature Page to Voting Agreement]

                              EXECUTIVE STOCKHOLDERS:
                              ----------------------


                              /s/ Henry I Boreen
                              --------------------------------
                              Henry I. Boreen


                              /s/ Christopher J. Bland
                              --------------------------------
                              Christopher J. Bland


                              /s/ Barry E. Olsen
                              --------------------------------
                              Barry E. Olsen


                              Solely with respect to Section 1:
                              --------------------------------


                              /s/ Hock E. Tan
                              --------------------------------
                              Hock E. Tan


                     [Signature Page to Voting Agreement]

                                  SCHEDULE I
                                  ----------

Name and Address                        Number of Stockholder Shares
----------------                      --------------------------------
                                       Class A    Class B     Class L
                                       Voting    Non-Voting   Voting
                                      ---------  ----------  ---------
Bain Capital Fund VI, L.P.            5,606,914   4,143,220  1,083,349

BCIP Associates II                    1,142,187     844,017    146,428

BCIP Trust Associates II                336,921     248,967    123,876

BCIP Associates II-B                    150,760     111,404     33,324

BCIP Trust Associates II-B               97,858      72,312     30,197

BCIP Associates II-C                    296,838     219,348     57,354

PEP Investments PTY Ltd.                 18,690      13,811      3,611

Randolph Street Partners II              90,000          --     10,000

Randolph Street Partners 1998 DIF,       45,000          --      5,000
L.L.C.


in each case:

c/o Bain Capital, Inc.
Two Copley Place, 7/th/ Floor
Boston, Massachusetts  02116
Attn: David Dominik
      Michael Krupka
      Yoo Jin Kim

with a copy to:

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois  60601
Attn: Jeffrey Hammes, P.C.
      Jeffrey Seifman

                                  SCHEDULE II
                                  -----------

Name and Address                  Number of Stockholder Shares
----------------                 ------------------------------
                                  Class A    Class B    Class L
                                  Voting    Non-Voting  Voting
                                 ---------  ----------  -------
ICST Acquisition Corp.           4,434,416          --  492,713
c/o Bear, Stearns & Co. Inc.
245 Park Avenue, 20/th/ Floor
New York, New York 10167
Attn: John Howard
      Bo Arlander

with a copy to:

Kirkland & Ellis
655 Fifteenth Street, N.W.
Washington, D.C.  20005
Attn: Richard L. Perkal

                                 SCHEDULE III
                                 ------------

Name and Address         Number of Stockholder Shares
----------------        ------------------------------
                         Class A    Class B    Class L
                         Voting    Non-Voting  Voting
                        ---------  ----------  -------
Henry I. Boreen         2,065,500          --  289,500

Christopher J. Bland      450,002          --   50,000

Barry E. Olsen            450,002           -   50,000